                                      Excelsior
                                   Income Shares,
                                        Inc.


                                 Quarterly Report
                                  September 30, 1997

DEAR FELLOW SHAREHOLDERS:

     Net investment income for the third quarter and first nine months was $596,867 and $1,782,911, respectively. Per share, the results were $.27 and $.81. A dividend of $.26 will be paid on October 31 to shareholders of record October 24, 1997.

     About the only reliable "constant" is the volatility of both bond and stock markets. Lots of experts fill the media with predictions, and most brokers are getting richer by the minute.

     We are not churlish enough to question the value added by Wall Street commentators, but "new paradigm" jargon has a somewhat scary ring. Excelsior remains a stodgy investment: a bond masquerading as a stock. We are, however, not asleep -- just consistent.

     One development in the bond market merits comment. There appears to be growing investor acceptance of high risk in exchange for surprisingly small reward. The spread between quality and low rated debt is the tightest it has been in more than thirty years.

     A student of the market recently pointed out that sixty percent of "junk" bonds outstanding have been issued since January 1, 1995. The point is that this paper has not had time to default. The situation becomes even more interesting when viewed from the perspective of the closed-end fund market.

     In chasing yield, investors have often run "junk" funds to premiums over net asset values. Very simply, that leap of faith means that owners of those funds are willing to pay-up for yield and do not fear possible capital risk. That is not our style.

     Excelsior offers a high-quality, liquid portfolio, which investors can buy at a discount. Unlike many funds, we are not leveraged, and we are not going to change that posture. We believe that our shareholders want the comfort of safety and reasonable income; they can then use other assets to look for capital gains.

                                                    Sincerely yours,

                                                    Townsend Brown, II
                                                    Chairman

September 30, 1997

Excelsior Income Shares, Inc.

SCHEDULE OF INVESTMENTS
September 30, 1997 (Note 1)

U.S. GOVERNMENT AND FEDERAL                  Moody's
AGENCIES OBLIGATIONS--57.47%                Rating**      Face Amount        Cost*           Value
-----------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Deb.,
  7.55%, 6/10/04                               (1)        $ 2,500,000     $ 2,423,945     $ 2,543,093
  7.50%, 7/25/20                               (1)          4,000,000       3,959,687       4,056,808
Federal National Mortgage Assn., Global
  Bond,
  8.50, 2/1/05                                              1,600,000       1,600,000       1,671,211
Government National Mortgage Assn.,
  6%, 7/20/27                                  (1)            990,001         994,796         996,129
  6%, 10/20/27                                 (1)          1,000,000       1,004,844       1,007,440
  7%, 5/15/22                                  (1)            277,459         277,113         277,373
  7%, 4/15/23                                  (1)          3,482,413       3,484,589       3,481,326
  7%, 5/15/23                                  (1)            791,127         788,779         790,880
  7%, 3/15/24                                  (1)          1,670,667       1,652,917       1,670,146
  7.50%, 12/15/25                              (1)            977,025         975,498         993,205
  8%, 8/15/24                                  (1)          1,586,537       1,577,860       1,639,587
  8%, 1/15/25                                  (1)          1,447,618       1,399,666       1,496,024
  8.50%, 7/15/17                               (1)            817,482         838,302         855,290
  8.50%, 5/15/21                               (1)            471,597         483,608         493,408
  10%, 1/15/18                                 (1)            809,409         878,335         886,556
U.S. Treasury Bond,
  7.25%, 5/15/16                               (1)          1,000,000         975,000       1,085,938
                                                          -----------     -----------     -----------
                                                           23,421,335      23,314,939      23,944,414
                                                          -----------     -----------     -----------

BONDS AND NOTES--27.90%
-----------------------------------------------------------------------------------------------------
DuPont (EI) de Nemours & Co., Notes,
  8.25%, 9/15/06                               Aa2          1,500,000       1,495,875       1,669,740
Ford Motor Credit
  6.125, 1/9/06                                 A1          2,000,000       1,989,980       1,922,662
KFW International Finance Inc., Notes,
  7.20%, 3/15/14                               Aaa          2,000,000       1,978,500       2,084,436
Republic N.Y. Corp., Notes,
  7.75%, 5/15/09                                A1          1,800,000       1,806,138       1,932,253
Wachovia Corp. Sub. Notes,
  6.375%, 2/1/09                                A1          2,000,000       1,997,400       1,941,982
Wisconsin Elec. Power Co.,
  7.25%, 8/1/04                                Aa2          2,000,000       1,988,600       2,074,118
                                                          -----------     -----------     -----------
                                                           11,300,000      11,256,493      11,625,191
                                                          -----------     -----------     -----------
SHORT-TERM HOLDINGS--14.63%
-----------------------------------------------------------------------------------------------------
Dreyfus Government Cash Management Fund                     1,900,000       1,900,000       1,900,000
Fidelity U.S. Treasury Cash Management
  Fund                                                      1,900,000       1,900,000       1,900,000
Fuji Securities Repurchase Agreement
  10/1/97                                                   2,296,000       2,296,000       2,296,000
                                                          -----------     -----------     -----------
                                                            6,096,000       6,096,000       6,096,000
                                                          -----------     -----------     -----------
TOTAL INVESTMENTS IN SECURITIES                           $40,817,335     $40,667,432     $41,665,605
                                                          -----------     -----------     -----------
                                                          -----------     -----------     -----------

---------------
Percentages are based on total investments.

         The accompanying notes are an integral part of this schedule.

Excelsior Income Shares, Inc.
SCHEDULE OF INVESTMENTS (continued)
September 30, 1997 (Note 1)

The aggregate market value at September 30, 1997 for the long-term holdings in terms of Quality Ratings is as follows:

       Rating**          Value           Percent
    ---------------   -----------        -------
    Aaa (1)            26,028,850          73.18
    A1                  5,796,897          16.30
    Aa2                 3,743,858          10.52
                      -----------        -------
    Total             $35,569,605         100.00
                      -----------        -------
                      -----------        -------

(1) These securities which are issued and/or guaranteed by the U.S. Government or Federal Agencies are not rated but are deemed to be Aaa quality for purposes of this report.

*Based on cost for Federal income tax purposes:

    Aggregate gross unrealized
      appreciation                    $ 1,124,172
    Aggregate gross unrealized
      depreciation                       (125,999)
                                      -----------
  Net unrealized appreciation         $   998,173
                                      -----------
                                      -----------
Cost for Federal Income Tax
Purposes                              $40,667,432
                                      -----------
                                      -----------

**Credit ratings are unaudited.

         The accompanying notes are an integral part of this schedule.

STATEMENT OF ASSETS AND LIABILITIES
September 30, 1997

ASSETS:
------------------------------

Investments (Note 1)
  in securities at
  value (identified
  cost $40,667,432):
  U.S. Government and
    Federal Agencies
    obligations         $23,944,414
  Bonds and notes        11,625,191
  Short-term holdings     6,096,000
                        -----------
    Total Investments                $41,665,605
Cash                                       4,432
Interest receivable                      366,438
Prepaid expenses                          17,403
                                     -----------
    Total Assets                      42,053,878
                                     -----------

LIABILITIES:
------------------------------

Payable for investments purchased      1,004,844
Accrued advisory fee (Note 3)             71,717
Accrued operating expenses                43,672
                                     -----------
    Total Liabilities                  1,120,233
                                     -----------
Net Assets                           $40,933,645
                                     -----------
                                     -----------
NET ASSETS consist of:
  Undistributed net investment
    income                           $   696,350
  Accumulated net realized losses
    from investment transactions        (410,103)
  Unrealized appreciation on
    investments                          998,173
  Capital shares (Note 5)                 21,864
  Additional paid-in capital          39,627,361
                                     -----------
                                     $40,933,645
                                     -----------
                                     -----------
Net Asset Value per share
  ($40,933,645 / 2,186,391 shares)        $18.72
                                          ------
                                          ------

         The accompanying notes are an integral part of this statement.

Excelsior Income Shares, Inc.
STATEMENT OF OPERATIONS
for the nine months ended September 30, 1997
(Note 1)
INVESTMENT INCOME:
------------------------------

INCOME--Interest                      $ 2,108,066
EXPENSES:
  Investment advisory fee   $156,492
  Directors' fees and
    expenses                  34,281
  Officer's salary            32,961
  Postage and printing        25,337
  Professional fees           16,393
  Insurance                   17,604
  Transfer agent and
    registrar fees            14,903
  The New York Stock
    Exchange, Inc.--annual
      fee                     11,704
  Miscellaneous               15,480
                            --------
  Total expenses                          325,155
                                      -----------
  Investment Income--Net                1,782,911
                                      -----------

REALIZED LOSS AND UNREALIZED (DEPRECIATION)
APPRECIATION ON INVESTMENTS--NET:
------------------------------

Realized loss from
  security transactions
  (excluding short-term
  securities):
  Proceeds from sales     $5,992,266
  Cost of sales            6,012,842
                          ----------
    Net realized loss                     (20,576)
Unrealized appreciation
  (depreciation)
  on investment securities:
  Beginning of period        501,362
  End of period              998,173
                          ----------
  Change in unrealized
    appreciation--net                     496,811
                                      -----------
Net realized loss and
  change in unrealized
  appreciation (depreciation)
  on investments                          476,235
                                      -----------
Net increase in Net Assets
  Resulting from Operations           $ 2,259,146
                                      -----------
                                      -----------

STATEMENT OF CHANGES IN NET ASSETS

                           For the       For the
                         nine months      year
                            ended         ended
                          Sept. 30,     Dec. 31,
                            1997          1996
                         -----------   -----------
INCREASE (DECREASE)
IN NET ASSETS:
-----------------------
Operations:
 Investment income--
  net (Note 1)           $ 1,782,911   $ 2,430,355
 Realized (loss) on
  investments--net
  (Note 2)                   (20,576)      (26,841)
 Change in unrealized
  appreciation
  (depreciation)--net        496,811    (1,386,342)
                         -----------   -----------
 Net increase
  in net assets
  resulting from
  operations               2,259,146     1,017,172
 Dividends to share-
  holders from:
  Investment income--
  net                     (1,181,731)   (2,582,301)
 Cost of shares
  purchased pursuant to
  Section 23 of the
  Investment Company
  Act of 1940 (Note 5)       (30,805)           --
                         -----------   -----------
 Total increase
  (decrease)
  in net assets            1,046,610    (1,565,129)
NET ASSETS:
-----------------------
 Beginning of period      39,887,035    41,452,164
                         -----------   -----------
 End of period
  (including
  undistributed net
  investment income of
  $696,350 in 1997 and
  $95,170 in 1996,
  respectively)          $40,933,645   $39,887,035
                         -----------   -----------
                         -----------   -----------

        The accompanying notes are an integral part of these statements.

Excelsior Income Shares, Inc.

FINANCIAL HIGHLIGHTS

                                   For the nine                           For the year ended
                                   months ended     ---------------------------------------------------------------
                                     9/30/97            1996             1995            1994*             1993
                                   ------------     ------------     ------------     ------------     ------------
Per Share Operating
  Performance:
Net asset value, beginning of
  period                              $18.23           $18.94           $16.87           $18.97           $18.54
                                      ------           ------           ------           ------           ------
  Net investment income                  .81             1.11             1.14             1.06             1.17
  Net gain (loss) on securities
     (realized and unrealized)          (.22)            (.64)            2.05            (2.00)             .71
                                      ------           ------           ------           ------           ------
Total from investment
  operations                            1.03              .47             3.19             (.94)            1.88
                                      ------           ------           ------           ------           ------
Less Dividends and
  Distributions:
Dividends from net investment
  income                                (.54)           (1.18)           (1.12)           (1.03)           (1.17)
Distribution from realized
  gains on investments                    --               --               --             (.16)            (.28)
Distribution in excess of
  realized gains on investments           --               --               --               --               --
                                      ------           ------           ------           ------           ------
Total dividends and
  distributions                          .49            (1.18)           (1.12)           (1.19)           (1.45)
                                      ------           ------           ------           ------           ------
  Treasury Stock Transaction              --               --               --              .03               --
                                      ------           ------           ------           ------           ------
Net asset value, end of period        $18.72           $18.23           $18.94           $16.87           $18.97
                                      ------           ------           ------           ------           ------
                                      ------           ------           ------           ------           ------
Market value per share, end of
  period                              $16.06           $15.75           $16.00           $14.63           $17.50
                                      ------           ------           ------           ------           ------
                                      ------           ------           ------           ------           ------
Total Investment Return:
Based on market value per share        7.98%            5.68%           17.04%           (8.64%)           5.98%
Ratios To Average Net Assets:
Expenses                                .81%            1.07%            1.08%            1.15%            1.08%
Net investment income                  4.44%            6.02%            6.26%            5.92%            6.07%
Supplemental Data:
Net assets at end of period
  (000 omitted)                     $ 40,933         $ 39,887         $ 41,452         $ 36,928         $ 42,130
Portfolio turnover rate                5.87%            5.50%           25.07%           95.53%           81.23%

*Based on average shares outstanding.

         The accompanying notes are an integral part of this schedule.

Excelsior Income Shares, Inc.

NOTES TO FINANCIAL STATEMENTS
September 30, 1997
--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

Excelsior Income Shares, Inc. (the "Company") was incorporated on March 16, 1973 and commenced operations on May 15, 1973. The Company is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The significant accounting policies of the Company, which are in conformity with generally accepted accounting principles, are as follows:

     a) Investments--Security transactions are recorded as of the trade date. Investments owned at September 30, 1997, are reflected in the accompanying financial statements at value. Valuations of the Company's investments are supplied by a pricing service approved by the Board of Directors or by dealers who regularly trade in the security being valued. Short-term holdings are carried at cost plus accrued interest, which approximates value.

     The difference between cost and value is reflected separately as unrealized appreciation (depreciation) of investments.

     The cost basis of bonds is not adjusted for amortization of premiums or accretion of discounts, except for original issue discount which is accreted.

     Realized gains and losses on security transactions are determined on the basis of identified cost.

     b) Federal Income Taxes--No provision for Federal income taxes has been made in the accompanying financial statements since the Company intends to comply with the provisions of Subchapter M of the Internal Revenue Code and to distribute to its shareholders substantially all of its net investment income and net realized capital gains, if any. For Federal income tax purposes the Company has capital loss carryforwards of $92,433, $297,084 and $20,576 expiring on December 31, 2002, December 31, 2003, and December 31, 2004, respectively, available to offset future capital gains, if any.

     c) Investment Income Recognition--The Company records interest and expenses on the accrual basis.

     d) Dividend Distributions--The Company records dividend distributions to shareholders as of the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and federal income tax purposes. The effect of these differences for the year ended December 31, 1996 is an increase in undistributed net investment income of $149,193, a decrease in accumulated net realize loss of $7,047, and a decrease in additional paid-in capital of $156,240.

     e) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

Excelsior Income Shares, Inc.
NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 1997
--------------------------------------------------------------------------------

(2) DISTRIBUTIONS:

Realized gains from security transactions to the extent they exceed accumulated net realized losses are distributed to shareholders in the succeeding year.

(3) RELATED PARTY TRANSACTIONS:

Under an investment advisory agreement, United States Trust Company of New York (the "Advisor") furnishes investment advisory services to and performs certain administrative functions for the Company. Quarterly fees for such services are based on the net assets of the Company, as of the close of the last business day of each quarter, at the annual rate of 0.5% of the first $100,000,000 of such net assets, and at reduced rates thereafter.

     The investment advisory agreement also provides that the Advisor will reimburse the Company for all expenses (excluding interest, taxes, brokerage commissions and certain other expenses, if any) borne by the Company in any calendar year in excess of 1.5% of the first $30,000,000 of annual average net assets, and 1% of annual average net assets in excess of $30,000,000.

     Each director who is not an employee of United States Trust Company of New York, receives from the Company an annual fee of $5,000, an attendance fee of $300, and $100 for each audit committee meeting attended.

     Three officers of the Company are officers of United States Trust Company of New York.

(4) PURCHASES AND PROCEEDS FROM SALES OF SECURITIES:

For the period ended September 30, 1997, purchases and proceeds from sales of securities other than short-term United States Government and Federal Agencies obligations aggregated $-0- and $-0-, respectively. Purchases and proceeds from sales of United States Government and Federal Agencies obligations aggregated $6,460,870 and $5,992,266, respectively.

(5) CAPITAL STOCK:

At September 30, 1997, 2,186,391 shares of $.01 par value common stock (15,000,000 shares authorized) were outstanding.

     Pursuant to Section 23 of the Investment Company Act of 1940, the Company may in the future purchase shares of Excelsior Income Shares, Inc. Common Stock on the open market from time to time, at such times, and in such amounts as may be deemed advantageous to the Company. Nothing herein shall be considered a commitment to purchase such shares. For the period ended September 30, 1997 and for the year ended December 31, 1994, the Company purchased 2,000 and 32,500 shares in the open market at a cost of $30,805 and $475,737, respectively.

EXCELSIOR INCOME SHARES, INC.
114 W. 47th Street, 14th Floor
New York, NY 10036-1532
(212) 852-3732

DIRECTORS
Townsend Brown II
Edwin A. Heard
James J. O'Leary
John H. Reilly
Perry W. Skjelbred
Philip J. Tilearcio
Kenneth G. Walsh

OFFICERS
Townsend Brown II, Chairman,
President, Chief Executive Officer
Robert D. Cummings
Secretary and Treasurer
Robert R. Johnson
Assistant Treasurer
  and Assistant Secretary

INVESTMENT ADVISOR
United States Trust Company
  of New York
114 West 47th Street
New York, NY 10036-1532

TRANSFER AGENT REGISTRAR & CUSTODIAN
The Chase Manhattan Bank, N.A.
Customer Services
4 New York Plaza, 6th Floor
New York, NY 10043
(800) 257-2356

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
1301 Avenue of the Americas
New York, NY 10019

Listed on N.Y. Stock Exchange--Symbol EIS

A "Closed-End Bond Funds" table, which includes current data on Excelsior, is published weekly by The Wall Street Journal and The New York Times.